TRANSULTRA(R) VUL

           A Flexible Premium Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 52499


        Supplement Dated January 1, 2008 to Prospectus Dated May 1, 2007


The following information supplements the Prospectus. You should read it together with the Prospectus.


The following information supplements, amends and replaces the information in the Prospectus regarding the name of the Investment Advisor for the AEGON/Transamerica Series Trust, Inc. (ATST) portfolios.

Name Change

Transamerica Fund Advisors, Inc., the Investment Advisor for the ATST portfolios, has been renamed Transamerica Asset Management, Inc. effective January 1, 2008. The Investment Advisor for the ATST portfolios is shown under Selection of Underlying Portfolios beginning on page 29 of the Prospectus.